Exhibit 99.5

Supplemental Unaudited Pro Forma Condensed Combined Financial Information

For the Periods Indicated Below

Adjusted Net Income and Adjusted Diluted Earnings Per Share

Management believes the presentation of adjusted net income and adjusted diluted earnings per share provides investors with greater transparency and provides a more complete understanding of the Company’s and AFF’s financial performance and prospects for the future by excluding items that management believes are non-operating in nature and not representative of the Company’s and AFF’s core operating performance.

The following tables provide a reconciliation between net income and diluted earnings per share to adjusted net income and adjusted diluted earnings per share, both on a FirstCash standalone basis and on a pro forma combined basis, which are shown net of tax (in thousands, except per share amounts):

	Year Ended December 31, 2020		Nine Months Ended September 30, 2020		Nine Months Ended September 30, 2021		Trailing Twelve Months Ended September 30, 2021
	FirstCash Stand Alone	Pro Forma Combined	FirstCash Stand Alone	Pro Forma Combined	FirstCash Stand Alone	Pro Forma Combined	FirstCash Stand Alone	Pro Forma Combined
Net income	$106,579	$62,583	$73,853	$39,898	$95,538	$74,091	$128,264	$96,776
Adjustments, net of tax:
Merger and acquisition expenses	991	991	151	151	950	950	1,790	1,790
Non-cash foreign currency loss (gain) related to lease liability	874	874	2,453	2,453	256	256	(1,323)	(1,323)
Non-cash write-off of certain Cash America merger related lease intangibles	5,432	5,432	3,579	3,579	1,263	1,263	3,116	3,116
Non-cash impairment of certain other assets	1,463	1,463	1,463	1,463	—	—	—	—
Loss on extinguishment of debt	9,037	9,037	9,037	9,037	—	—	—	—
Accrual of pre-merger Cash America income tax liability	693	693	—	—	—	—	693	693
Consumer lending wind-down costs and asset impairments	84	84	84	84	—	—	—	—
Amortization of premium resulting from the fair market value adjustment to finance receivables (1)	—	23,545	—	17,658	—	5,886	—	11,773
Amortization of acquisition related intangible assets (2)	—	49,798	—	37,349	—	51,459	—	63,908

Adjusted net income	$125,153	$154,500	$90,620	$111,672	$98,007	$133,905	$132,540	$176,733

	Year Ended December 31, 2020		Nine Months Ended September 30, 2020		Nine Months Ended September 30, 2021		Trailing Twelve Months Ended September 30, 2021
	FirstCash Stand Alone	Pro Forma Combined	FirstCash Stand Alone	Pro Forma Combined	FirstCash Stand Alone	Pro Forma Combined	FirstCash Stand Alone	Pro Forma Combined
Diluted earnings per share	$2.56	$1.26	$1.77	$0.80	$2.34	$1.52	$3.13	$1.98
Adjustments, net of tax:
Merger and acquisition expenses	0.02	0.02	—	—	0.02	0.02	0.04	0.04
Non-cash foreign currency loss (gain) related to lease liability	0.02	0.02	0.06	0.05	0.01	0.01	(0.03)	(0.03)
Non-cash write-off of certain Cash America merger related lease intangibles	0.13	0.11	0.09	0.07	0.03	0.03	0.07	0.06
Non-cash impairment of certain other assets	0.04	0.03	0.03	0.03	—	—	0.01	—
Loss on extinguishment of debt	0.22	0.18	0.22	0.18	—	—	—	—
Accrual of pre-merger Cash America income tax liability	0.02	0.01	—	—	—	—	0.02	0.01
Consumer lending wind-down costs and asset impairments	—	—	—	—	—	—	—	—
Amortization of premium resulting from the fair market value adjustment to finance receivables (1)	—	0.47	—	0.36	—	0.12	—	0.24
Amortization of acquisition related intangible assets (2)	—	1.00		0.75	—	1.05	—	1.31

Adjusted diluted earnings per share	$3.01	$3.10	$2.17	$2.24	$2.40	$2.75	$3.24	$3.61

(1)	See description of this adjustment in footnote 3(p) in the Unaudited Pro Forma Condensed Combined Financial Information included as Exhibit 99.4 to this Current Report.

(2)	See description of this adjustment in footnote 3(t) in the Unaudited Pro Forma Condensed Combined Financial Information included as Exhibit 99.4 to this Current Report.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

The Company defines EBITDA as net income before income taxes, depreciation and amortization, interest expense and interest income and adjusted EBITDA as EBITDA adjusted for certain items as listed below that management considers to be non-recurring in nature and not representative of its actual operating performance. The Company believes EBITDA and adjusted EBITDA are commonly used by investors to assess a company’s financial performance, and adjusted EBITDA is used as a starting point in the calculation of the consolidated total debt ratio as defined in the Company’s senior unsecured notes. The following table provides a reconciliation of net income to EBITDA and adjusted EBITDA, both on a FirstCash standalone and on a pro forma combined basis (in thousands):

	Year Ended December 31, 2020		Nine Months Ended September 30, 2020		Nine Months Ended September 30, 2021		Trailing Twelve Months Ended September 30, 2021
	FirstCash Stand Alone	Pro Forma Combined	FirstCash Stand Alone	Pro Forma Combined	FirstCash Stand Alone	Pro Forma Combined	FirstCash Stand Alone	Pro Forma Combined
Net income	$106,579	$62,583	$73,853	$39,898	$95,538	$74,091	$128,264	$96,776
Income taxes	37,120	23,981	26,739	16,597	33,834	27,427	44,215	34,811
Depreciation and amortization	42,105	108,171	31,424	80,944	32,731	100,933	43,412	128,160
Interest expense	29,344	54,045	21,953	40,479	22,389	40,915	29,780	54,481
Interest income	(1,540)	(1,951)	(1,209)	(1,608)	(420)	(422)	(751)	(765)

EBITDA	213,608	246,829	152,760	176,310	184,072	242,944	244,920	313,463
Adjustments:
Merger and acquisition expenses	1,316	1,316	209	209	1,264	1,264	2,371	2,371
Non-cash foreign currency loss (gain) related to lease liability	1,249	1,249	3,505	3,505	366	366	(1,890)	(1,890)
Non-cash write-off of certain Cash America merger related lease intangibles	7,055	7,055	4,649	4,649	1,640	1,640	4,046	4,046
Non-cash impairment of certain other assets	1,900	1,900	1,900	1,900	—	—	—	—
Loss on extinguishment of debt	11,737	11,737	11,737	11,737	—	—	—	—
Consumer lending wind-down costs and asset impairments	109	109	109	109	—	—	—	—
Amortization of premium resulting from the fair market value adjustment to finance receivables (1)	—	30,578	—	22,933	—	7,644	—	15,289

Adjusted EBITDA	$236,974	$300,773	$174,869	$221,352	$187,342	$253,858	$249,447	$333,279

(1)	See description of this adjustment in footnote 3(p) in the Unaudited Pro Forma Condensed Combined Financial Information included as Exhibit 99.4 to this Current Report.

Adjusted Unaudited Summary Pro Forma Combined Statement of Operations

For the Trailing Twelve Months Ended September 30, 2021

(in thousands, except per share data)

	Pro Forma Combined (1)	Adjustments (2)	Adjusted Pro Forma Combined
Revenue:
Retail merchandise sales	$1,062,842	$—	$1,062,842
Pawn loan fees	460,638	—	460,638
Leased merchandise income	315,042	—	315,042
Interest and fees	193,344	15,289	208,633
Wholesale scrap jewelry revenue	65,856	—	65,856

Total revenue	2,097,722	15,289	2,113,011

Cost of revenue:
Cost of retail merchandise sold	616,285	—	616,285
Depreciation of leased merchandise	180,834	—	180,834
Provision for lease losses	66,093	—	66,093
Provision for loan losses	67,257	—	67,257
Cost of wholesale scrap jewelry sold	56,181	—	56,181

Total cost of revenue	986,650	—	986,650

Net revenue	1,111,072	15,289	1,126,361

Expenses and other income:
Operating expenses	660,052	—	660,052
Administrative expenses	130,097	—	130,097
Depreciation and amortization	128,160	(82,998)	45,162
Interest expense	54,481	—	54,481
Interest income	(765)	—	(765)
Merger and acquisition expenses	2,371	(2,371)	—
(Gain) loss on foreign exchange	(507)	1,890	1,383
Write-offs and impairments of certain lease intangibles and other assets	5,596	(4,046)	1,550

Total expenses and other income	979,485	(87,525)	891,960

Income before income taxes	131,587	102,814	234,401
Provision for income taxes	34,811	22,857	57,668

Net income	$96,776	$79,957	$176,733

Net income per share:
Basic	$1.98		$3.61
Diluted	$1.98		$3.61
Weighted average common shares outstanding:
Basic	48,910		48,910
Diluted	48,967		48,967

(1)

Represents the unaudited pro forma condensed combined statement of operations of the Combined Company for the trailing twelve months ended September 30, 2021. See Exhibit 99.4 to this Current Report for further information including the pro forma adjustments made to the historical financials of the Company and AFF to arrive at this condensed combined statement of operations.

(2)

See descriptions of these adjustments in the reconciliations of adjusted net income, adjusted diluted earnings per share and adjusted EBITDA above and in the footnotes to the Unaudited Pro Forma Condensed Combined Financial Information included as Exhibit 99.4 to this Current Report.

Supplemental Consolidated Financial Information of American First Finance Inc. and its Subsidiary

For the Periods Indicated Below

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

AFF defines EBITDA as net income before income taxes, depreciation and amortization of property and equipment, net, interest expense and bank interest income and adjusted EBITDA as EBITDA adjusted for certain items as listed below that management considers to be non-operating in nature and not representative of its actual operating performance. The Company believes EBITDA and adjusted EBITDA are commonly used by investors to assess a company’s financial performance. The following table provides a reconciliation of AFF’s net income to EBITDA and adjusted EBITDA (in thousands):

	Year Ended December 31,		Nine Months Ended September 30,		Trailing Twelve Months Ended September 30, 2021
	2020	2019	2021	2020
Net income	$58,598	$53,458	$64,385	$43,828	$79,155
Income taxes	—	—	—	—	—
Depreciation and amortization of property and equipment, net	2,335	1,054	2,858	1,641	3,552
Interest expense	9,800	10,386	10,794	7,007	13,587
Bank interest income	(411)	(422)	(2)	(399)	(14)

EBITDA	70,322	64,476	78,035	52,077	96,280
Adjustments:
Merger and acquisition expenses	—	—	70	—	70
Non-recurring gain on sale of securities	(4,406)	—	—	(4,406)	—
Non-recurring gain on forgiveness of PPP loan	—	—	(4,716)	—	(4,716)

Adjusted EBITDA	$65,916	$64,476	$73,389	$47,671	$91,634